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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 27, 1998


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



  Delaware                      0-23108                 51-0020270
  --------                      -------                 ----------
 (State of                    (Commission             (IRS Employer
 Organization)                File Number)           Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                      19720
------------------------------------------               ----------
(Address of principal executive offices)                 (Zip Code)



Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     ---------------

Former name or former address, if changed since last report:  Not Applicable


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Item 5.  Other Events

         Series 1998-2. On February 27, 1998, the registrant made available to investors a prospectus supplement, dated February 25, 1998, and prospectus, dated February 25, 1998, with respect to the issuance of $500,000,000 aggregate principal amount of Series 1998-2 5.80% Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 1998-2 5.95% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association d/b/a First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, to be dated as of March 4, 1998, for Series 1998-2 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus supplement is attached as Exhibit 99.


Item 7.          Exhibits

Exhibit No.      Description
-----------      -----------

Exhibit 99 Prospectus Supplement dated February 25, 1998 with respect to the 5.80% Class A Credit Card Pass- Through Certificates and the 5.95% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1998-2.





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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Discover Card Master Trust I
                                         (Registrant)


                                  By:     Greenwood Trust Company
                                          (Originator of the Trust)




Date: February 27, 1998           By:     /s/ John J. Coane
                                          ----------------------------------
                                          John J. Coane
                                          Vice President, Director of
                                          Accounting and Treasurer



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                               INDEX TO EXHIBITS

Exhibit  Description                                                                            Page
-------  -----------                                                                            ----
  99     Prospectus Supplement dated February 25, 1998 with respect to the 5.80% Class A        5
         Credit Card Pass-Through Certificates and the 5.95% Class B Credit Card Pass-
         Through Certificates of Discover Card Master Trust I, Series 1998-2.





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